UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2021

DRAGONEER GROWTH OPPORTUNITIES CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39447	98-1546280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Letterman Drive Building D, Suite M500 San Francisco, CA		94129
(Address of principal executive offices)		(Zip Code)

(415) 539-3099

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	DGNR.U	New York Stock Exchange LLC
Class A Ordinary Shares included as part of the units	DGNR	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	DGNR WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement

As previously disclosed, on February 2, 2021, Dragoneer Growth Opportunities Corp., a Cayman Islands exempted company (“Dragoneer”), entered into a Business Combination Agreement (as amended on April 22, 2021 by Amendment No. 1 to the Business Combination Agreement, and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Dragoneer, Chariot Opportunity Merger Sub, Inc., a Delaware corporation (“Chariot Merger Sub”), and Cypress Holdings, Inc., a Delaware corporation (“CCC”), providing for, among other things, the merger of Chariot Merger Sub with and into CCC, with CCC as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of Dragoneer (the “Business Combination”).

On July 6, 2021, Dragoneer and CCC entered into Amendment No. 2 to the Business Combination Agreement (the “Amendment”). Capitalized terms used and not otherwise defined in this current report on Form 8-K have the meanings given to such terms in the Business Combination Agreement. Pursuant to the Amendment, the Termination Date defined in Section 7.1(d) of the Business Combination Agreement shall be August 5, 2021. Prior to the Amendment, the Business Combination Agreement had provided that the Termination Date was to be August 2, 2021.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 8.01 Other Events

On July 6, 2021, Dragoneer issued a press release announcing that its registration statement on Form S-4 (as amended, the “Registration Statement”), relating to the Business Combination with CCC, has been declared effective by the U.S. Securities and Exchange Commission (“SEC”) and that it intends to commence, on or about July 7, 2021, mailing of its definitive proxy statement/final prospectus (the “proxy statement/prospectus”) relating to the Special Meeting (the “Special Meeting”) of Dragoneer’s stockholders to be held on July 29, 2021 in connection with the Business Combination. The proxy statement/prospectus will be mailed to Dragoneer’s stockholders of record as of the close of business on June 7, 2021 (the “Record Date”). Dragoneer also intends to the mail notice of the Special Meeting on or about July 7, 2021 to stockholders of record as of the Record Date.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

In connection with the Business Combination, Dragoneer has filed with the SEC the Registration Statement, which included a preliminary proxy statement and preliminary prospectus. Dragoneer will mail the proxy statement/prospectus and other relevant documents to its shareholders on or about July 7, 2021. This communication is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that Dragoneer will send to its shareholders in connection with the Business Combination. Investors and security holders of Dragoneer are advised to read the proxy statement/prospectus in connection with Dragoneer’s solicitation of proxies for its extraordinary general meeting of shareholders to be held on July 29, 2021 to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The proxy statement/prospectus will be mailed to shareholders of Dragoneer as of the Record Date. Shareholders may also obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Dragoneer Growth Opportunities Corp., One Letterman Drive, Building D, Suite M500, San Francisco, California, 94129.

Participants in the Solicitation

Dragoneer, CCC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Dragoneer’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Dragoneer’s directors and officers in Dragoneer’s filings with the SEC, including the Registration Statement, which includes the proxy statement/prospectus of Dragoneer for the Business Combination, and such information and names of CCC’s directors and executive officers are also included in such Registration Statement.

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as the proposed Business Combination between Dragoneer and CCC, including the timing and structure of the transaction, the likelihood and ability of the parties to successfully consummate the Business Combination, the Amendment and other transactions contemplated by the Business Combination Agreement. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements or could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the transactions contemplated by the Business Combination; the ability of existing investors to redeem the ability to complete the Business Combination due to the failure to obtain approval from Dragoneer’s shareholders, or the risk that the approval of the shareholders of Dragoneer for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the Business Combination, including to consummate the PIPE or the transactions contemplated by the forward purchase agreements (each as described in the Registration Statement); the ability to recognize the anticipated benefits of the Business Combination; the impact of COVID-19 on CCC’s business and/or the ability of the parties to complete the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Dragoneer and CCC; the risk that the Business Combination disrupts current plans and operations of Dragoneer or CCC as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the New York Stock Exchange following the Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; costs related to the Business Combination; and other risks and uncertainties, including those included under the header “Risk Factors” in the Registration Statement and those included under the header “Risk Factors” in the Dragoneer Annual Report on Form 10-K, as amended, filed with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amendment No. 2 to the Business Combination Agreement, dated July 6, 2021.

99.1	Press Release dated July 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2021	DRAGONEER GROWTH OPPORTUNITY CORP.

	By:	/s/ Pat Robertson
	Name:	Pat Robertson
	Title:	President and Chief Operating Officer